UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders

Annual report Delaware Limited-Term Diversified Income Fund December 31, 2011 Fixed income mutual fund
Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and, if available, its summary prospectus, which may be obtained by visiting www.delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at www.delawareinvestments.com.

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24-hour access to your account information Obtain share prices Check your account balance and recent transactions Request statements or literature Make purchases and redemptions
Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Limited-Term Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Table of contents
Portfolio management review	1
Performance summary	4
Disclosure of Fund expenses	8
Security type/sector allocation	10
Statement of net assets	12
Statement of operations	34
Statements of changes in net assets	36
Financial highlights	38
Notes to financial statements	48
Report of independent registered
public accounting firm	66
Other Fund information	67
Board of trustees/directors and
officers addendum	72
About the organization	82

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2011, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2012 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review
Delaware Limited-Term Diversified Income Fund	January 10, 2012

Performance preview (for the year ended December 31, 2011)
Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	+2.78%
Barclays Capital 1-3 Year Government/Credit Index (benchmark)	1-year return	+1.59%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 4.
The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For much of the Fund’s fiscal year, a deeply unsettled global macroeconomic environment was broadly supportive of fixed income prices as investors generally accepted low nominal yields in exchange for mitigating risk. Nonetheless, global bond markets also encountered significant volatility, as policy makers struggled to adapt unusual remedies to a wide range of serious problems, including a sovereign debt crisis in Europe, a tepid and mostly jobless economic recovery in the United States, rising food and energy prices worldwide, and stubbornly high inflation in China.

When the Fund’s fiscal year began in January 2011, the Federal Reserve had recently initiated a second round of quantitative easing (also referred to as QE2), which involved purchasing $600 billion of Treasury securities financed by the expansion of the central bank’s balance sheet. Though the program was intended to push market interest rates lower — and thus encourage more borrowing — bond yields actually rose for several months thereafter as investors’ general expectations for faster economic growth and higher inflation pushed money into generally riskier assets such as equities and commodities.

Beginning in early spring 2011, however, a series of events seemed to curtail investors’ appetite for risk. The tragic earthquake, tsunami, and nuclear crisis in Japan disrupted global supply chains, destabilizing what was still a fragile economic recovery in Europe and the U.S. Geopolitical unrest in North Africa and the Middle East continued to contribute to higher commodity prices, which compelled many consumers to pull their spending back even further. Additionally, deteriorating economic conditions in Greece and other peripheral euro-zone countries rekindled fears of a disorderly default of that country’s sovereign debt, with its potentially dangerous effects on the global financial system (including “core” euro-zone countries like Spain and Italy). Economic growth in the U.S. decelerated under the weight of those international factors as well as a high-stakes political showdown in Washington D.C. over raising the debt ceiling. The latter ultimately failed to produce a long-term solution to the nation’s looming budget shortfalls.

Though Standard & Poor’s subsequently downgraded the credit rating on U.S. government debt, Treasury yields nonetheless plunged to their lowest levels since the early 1960s as investors sought a port

Portfolio management review
Delaware Limited-Term Diversified Income Fund

in a gathering global economic storm. In September 2011, demand for intermediate-term and long-maturity Treasury debt was strengthened by another Fed program called “Operation Twist,” in which the U.S. central bank began using proceeds from the sale and maturing of its short-term Treasury holdings to buy longer-dated government paper in an attempt to drive down mortgage rates. During the final months of the Fund’s fiscal year, tentative signs of progress in Europe along with a firmer tone to U.S. economic data caused a mild backup in Treasury yields and a strong rally in credit-sensitive sectors of the fixed income market, most notably high yield bonds. (Source: Bloomberg.)

Fund performance

For the fiscal year ended Dec. 31, 2011, Delaware Limited-Term Diversified Income Fund returned +2.78% for Class A shares at net asset value and -0.02% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Barclays Capital 1–3 Year Government/Credit Index returned +1.59%. For complete, annualized performance of Delaware Limited-Term Diversified Income Fund, please see the table on page 4.

The Fund’s commitment to seek broad diversification allows us the flexibility to shift the portfolio’s makeup across several fixed income asset classes based on where we believe the best opportunities may potentially lie. We generally shied away from riskier asset classes during the fiscal year, which contributed to the Fund’s outperformance of its benchmark. Yet even the Fund’s relatively minimal exposure to areas such as emerging market and non-dollar debt, at times, detracted from its returns versus the benchmark.

The Fund’s overweight position in investment grade corporate bonds contributed to performance. Within this asset class, we concluded that the BBB- and A-rated areas generally offered the best risk-reward trade-off, and therefore, we emphasized the Fund’s positions in those categories. For much of the fiscal year, the Fund maintained an overweight exposure to the financial sector, with a focus on domestic financial and banking names. However, as European debt and banking issues threatened to influence U.S. entities, we began to scale back the Fund’s exposure to these areas.

Additionally, an overweight exposure to industrial company bonds was a significant contributor to returns during the Fund’s fiscal year. This sector enjoyed some price gains as U.S. Treasury market prices generally rallied throughout the year. Exposure to high-quality sovereign investments also contributed to Fund returns in 2011. We have favored investments in countries that have practiced what we view as solid fiscal prudence, and that also enjoy the benefits of natural resources development. Notable investments for the Fund’s fiscal year included Australian, Canadian, and Norwegian bonds.

Exposures to the lower-credit-quality sectors of bank loans, convertible bonds, and traditional high yield bonds (though limited), generally lagged market returns. The slowing of domestic economic activity, along with diminished prospects for growth abroad, caused an increase in required yield premiums for these sectors.

Finally, a relatively small allocation to U.S. Treasury notes and bonds detracted from Fund performance for the fiscal year. This sector enjoyed a flight-to-quality bid as the

European situation deteriorated throughout most of this period. As mentioned earlier, the Fed’s Operation Twist program supported longer-maturity Treasury bonds in 2011. As a result, we augmented a small allocation to this sector with interest rate futures, thereby attempting to capture some of this effect.

Outlook

We believe the sluggish pace of global economic growth may continue, or even decelerate, as the deleveraging cycle plays out and expands to include governmental entities worldwide. Within this environment, we believe that a “normal” cyclical recovery is unlikely unless policy makers embrace systemic changes that promote robust productivity growth and discourage excessive debt accumulation. Until then, we plan to continue to seek value and focus on quality, liquidity, and downside protection for taking risk.

The Fund’s commitment to seek broad diversification allows us the flexibility to shift the portfolio’s makeup across several fixed income asset classes based on where we believe the best opportunities may potentially lie. We generally shied away from riskier asset classes during the fiscal year, which contributed to the Fund’s outperformance of its benchmark. Yet even the Fund’s relatively minimal exposure to areas such as emerging market and non-dollar debt, at times, detracted from its returns versus the benchmark.

Performance summary
Delaware Limited-Term Diversified Income Fund	December 31, 2011

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at www.delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund performance[1,2]	Average annual total returns through December 31, 2011
	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 24, 1985)
Excluding sales charge	+2.78%	+5.52%	+4.45%	n/a
Including sales charge	-0.02%	+4.93%	+4.16%	n/a
Class B (Est. May 2, 1994)
Excluding sales charge	+1.92%	+4.63%	+4.00%	n/a
Including sales charge	-0.06%	+4.63%	+4.00%	n/a
Class C (Est. Nov. 28, 1995)
Excluding sales charge	+2.03%	+4.62%	+3.56%	n/a
Including sales charge	+1.04%	+4.62%	+3.56%	n/a
Class R (Est. June 2, 2003)
Excluding sales charge	+2.42%	+5.12%	n/a	+3.75%
Including sales charge	+2.42%	+5.12%	n/a	+3.75%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+2.94%	+5.68%	+4.61%	n/a
Including sales charge	+2.94%	+5.68%	+4.61%	n/a

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of up to 2.75%, and have an annual distribution and service fee of up to 0.30% of average daily net assets. This fee has been contractually limited to 0.15% of average daily net assets from April 29, 2011, through April 29, 2012. Class A share purchases of $1,000,000 or more will pay a contingent deferred sales charge of 0.75% if redeemed during the first 12 months, unless a waiver applies.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus.

Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Ten-year and lifetime performance figures for Class B shares reflect conversion to Class A shares after approximately five years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, which has been limited contractually to 0.50% from April 29, 2011, through April 29, 2012.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

Performance summary
Delaware Limited-Term Diversified Income Fund

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Investments has agreed to (i) voluntarily waive all or a portion of its investment advisory fees and/or reimburse certain expenses to prevent annual fund operating expenses from exceeding 0.70% of the Fund’s average daily net assets from April 29, 2011 until the voluntary cap is discontinued; and (ii) contractually limit the Class A and Class R shares distribution and service fees from April 29, 2011 through April 29, 2012 to 0.15% and 0.50%, respectively. Please see the most recent prospectus for additional information on these waivers and/or reimbursements.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses	0.98%	1.68%	1.68%	1.28%	0.68%
(without fee waivers)
Net expenses	0.83%	1.68%	1.68%	1.18%	0.68%
(including fee waivers, if any)
Type of waiver	Voluntary	Voluntary	Voluntary	Voluntary	Voluntary
	and			and
	Contractual			Contractual

Performance of a $10,000 investment1
Average annual total returns from Dec. 31, 2001, through Dec. 31, 2011

For period beginning Dec. 31, 2001, through Dec. 31, 2011	Starting value	Ending value
Delaware Limited-Term Diversified Income Fund — Class A Shares	$9,725	$15,016
Barclays Capital 1-3 Year Government/Credit Index	$10,000	$14,283

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Dec. 31, 2001, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 7.

The chart also assumes $10,000 invested in the Barclays Capital 1–3 Year Government/ Credit Index as of Dec. 31, 2001. The Barclays Capital 1–3 Year Government/Credit Index is a market value–weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class B	DTIBX	245912605
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506

Disclosure of Fund expenses
For the six-month period from July 1, 2011 to December 31, 2011

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2011 to December 31, 2011.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Limited-Term Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	7/1/11	12/31/11	Expense Ratio	7/1/11 to 12/31/11*
Actual Fund return
Class A	$1,000.00	$1,006.80	0.80%	$4.05
Class B	1,000.00	1,002.50	1.65%	8.33
Class C	1,000.00	1,003.60	1.65%	8.33
Class R	1,000.00	1,005.00	1.15%	5.81
Institutional Class	1,000.00	1,007.50	0.65%	3.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.17	0.80%	$4.08
Class B	1,000.00	1,016.89	1.65%	8.39
Class C	1,000.00	1,016.89	1.65%	8.39
Class R	1,000.00	1,019.41	1.15%	5.85
Institutional Class	1,000.00	1,021.93	0.65%	3.31

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Security type/sector allocation
Delaware Limited-Term Diversified Income Fund	As of December 31, 2011

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type/sector	Percentage of net assets
Agency Asset-Backed Security	0.01%
Agency Collateralized Mortgage Obligations	2.81%
Agency Mortgage-Backed Securities	20.36%
Agency Obligations	0.97%
Collateralized Debt Obligations	0.27%
Commercial Mortgage-Backed Securities	1.50%
Convertible Bonds	1.19%
Corporate Bonds	34.77%
Automobiles	0.05%
Banking	9.03%
Basic Industry	3.84%
Brokerage	0.49%
Capital Goods	0.40%
Communications	4.16%
Consumer Cyclical	2.51%
Consumer Non-Cyclical	4.28%
Electric	1.56%
Energy	2.34%
Finance Companies	0.86%
Insurance	1.10%
Natural Gas	0.72%
Real Estate	0.71%
Services	0.19%
Technology	1.74%
Transportation	0.79%
Municipal Bonds	2.15%
Non-Agency Asset-Backed Securities	22.23%
Non-Agency Collateralized Mortgage Obligations	0.08%
Regional Bonds	4.11%
Senior Secured Loans	0.30%
Sovereign Bonds	4.54%
U.S. Treasury Obligation	3.08%

Security type/sector	Percentage of net assets
Preferred Stock	0.33%
Short-Term Investments	11.52%
Total Value of Securities	110.22%
Liabilities Net of Receivables and Other Assets	(10.22%)
Total Net Assets	100.00%

Statement of net assets
Delaware Limited-Term Diversified Income Fund	December 31, 2011

	Principal amount°		Value (U.S. $)
Agency Asset-Backed Security – 0.01%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33	USD	189,817	$200,398
Total Agency Asset-Backed Security
(cost $188,283)			200,398

Agency Collateralized Mortgage Obligations – 2.81%
• E.F. Hutton Trust III
Series 1 A 1.324% 10/25/17		24,524	24,619
Fannie Mae Grantor Trust
•Series 2001-T5 A2 6.991% 2/19/30		47,433	55,572
Series 2002-T1 A2 7.00% 11/25/31		132,264	156,405
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42		1,454	1,682
Series 2003-32 PH 5.50% 3/25/32		43,243	45,098
Series 2003-52 NA 4.00% 6/25/23		468,203	493,711
Series 2003-81 GE 4.50% 4/25/18		709,656	735,212
Series 2003-120 BL 3.50% 12/25/18		1,335,000	1,407,208
•Series 2004-36 FA 0.694% 5/25/34		781,770	782,303
Series 2004-49 EB 5.00% 7/25/24		139,536	153,155
•Series 2005-66 FD 0.594% 7/25/35		3,368,789	3,357,286
Series 2005-110 MB 5.50% 9/25/35		51,336	56,533
Series 2006-69 PB 6.00% 10/25/32		2,094,229	2,128,247
•Series 2006-105 FB 0.714% 11/25/36		543,528	542,499
Series 2010-29 PA 4.50% 10/25/38		1,030,989	1,090,194
•Series 2011-105 FP 0.694% 6/25/41		5,653,899	5,612,656
Fannie Mae Whole Loan
•Series 2002-W1 2A 7.108% 2/25/42		153,225	178,209
Series 2004-W9 2A1 6.50% 2/25/44		162,226	180,638
Freddie Mac REMICs
Series 2694 QG 4.50% 1/15/29		65,665	66,378
Series 2706 UG 4.50% 8/15/16		637,868	639,640
Series 2802 NM 4.50% 9/15/29		1,827,837	1,855,643
Series 2890 PC 5.00% 7/15/30		263,217	266,874
Series 2901 CA 4.50% 11/15/19		732,595	777,048
•Series 3016 FL 0.668% 8/15/35		1,027,044	1,023,653
Series 3027 DE 5.00% 9/15/25		140,000	153,194
•Series 3067 FA 0.628% 11/15/35		8,586,857	8,554,618
Series 3173 PE 6.00% 4/15/35		70,000	76,590
•Series 3241 FM 0.658% 11/15/36		190,140	189,538
•Series 3297 BF 0.518% 4/15/37		2,636,742	2,619,733

		Principal amount°		Value (U.S. $)
Agency Collateralized Mortgage Obligations (continued)
	Freddie Mac REMICs (continued)
	•Series 3316 FB 0.578% 8/15/35	USD	774,794	$773,005
	Series 3337 PB 5.50% 7/15/30		26,067	26,142
	Series 3416 GK 4.00% 7/15/22		5,449	5,650
	Series 3581 PE 4.50% 1/15/39		13,730,939	14,789,847
	•Series 3780 LF 0.678% 3/15/29		2,434,734	2,428,260
	•Series 3800 AF 0.778% 2/15/41		7,937,709	7,937,652
	•Series 3803 TF 0.678% 11/15/28		2,238,040	2,240,639
w	Freddie Mac Structured Pass Through Securities
	Series T-42 A5 7.50% 2/25/42		60,452	72,466
	Series T-54 2A 6.50% 2/25/43		1,408	1,567
	Series T-58 2A 6.50% 9/25/43		1,024,691	1,176,104
	•Series T-60 1A4C 5.203% 3/25/44		1,043,980	1,065,910
	GNMA Series 2003-72 C 4.86% 2/16/30		856,193	881,398
Total Agency Collateralized Mortgage
	Obligations (cost $64,297,064)			64,622,776

Agency Mortgage-Backed Securities – 20.36%
	Fannie Mae
	4.00% 9/1/20		13,899,609	14,689,245
	4.50% 3/1/14		265,866	283,517
	6.00% 9/1/12		57,036	58,065
	6.50% 8/1/17		104,120	114,056
	9.00% 11/1/15		75,623	80,092
	10.00% 10/1/30		104,490	118,854
	10.50% 6/1/30		27,402	28,217
	16.00% 11/15/12		743	750
•	Fannie Mae ARM
	2.339% 8/1/34		273,454	288,059
	2.341% 12/1/33		251,638	263,981
	2.486% 11/1/35		949,769	1,003,931
	2.527% 6/1/34		192,043	202,005
	2.533% 4/1/36		1,119,582	1,196,712
	3.458% 1/1/41		496,725	516,557
	3.702% 11/1/39		1,351,665	1,416,710
	4.308% 9/1/39		1,870,268	1,978,393
	4.422% 10/1/39		2,775,339	2,937,533
	4.575% 11/1/39		6,125,664	6,509,509
	4.886% 3/1/38		22,423	23,919
	4.973% 11/1/33		5,598,102	5,967,088

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
•	Fannie Mae ARM (continued)
	5.023% 9/1/38	USD	3,626,688	$3,873,326
	5.05% 8/1/35		113,326	120,934
	5.139% 11/1/35		165,142	175,334
	5.538% 4/1/37		2,892,902	3,111,505
	6.011% 6/1/36		441,985	474,366
	6.025% 7/1/36		359,158	386,296
	6.263% 4/1/36		117,646	126,654
	6.276% 7/1/36		325,228	350,651
	6.305% 8/1/36		204,431	220,466
	Fannie Mae FHAVA 30 yr
	7.50% 3/1/25		5,688	5,702
	10.00% 1/1/19		47,936	49,626
	11.00% 6/1/15		501	503
	Fannie Mae S.F. 15 yr
	3.00% 11/1/26		6,620,767	6,848,903
	3.50% 8/1/26		1,954,229	2,045,438
	4.00% 11/1/25 to 1/1/26		23,899,337	25,419,580
	4.50% 9/1/20		4,156,689	4,450,790
	5.00% 9/1/18 to 9/1/25		43,785,785	47,130,402
	5.50% 4/1/21 to 4/1/23		143,416	155,724
	6.00% 3/1/18 to 8/1/22		2,674,849	2,893,134
	7.00% 11/1/14		506	539
	8.00% 10/1/14 to 10/1/16		138,000	149,199
	Fannie Mae S.F. 15 yr TBA
	3.50% 1/1/27 to 2/1/27		66,696,000	69,738,806
	Fannie Mae S.F. 20 yr 6.50% 2/1/22		170,890	190,228
	Fannie Mae S.F. 30 yr
	5.00% 3/1/34		15,756	17,039
	5.50% 4/1/34		18,036,736	19,786,301
	6.00% 9/1/34 to 10/1/39		57,715,177	63,656,871
	6.50% 6/1/29 to 12/1/37		87,000	98,100
	7.00% 12/1/34 to 12/1/37		2,336,009	2,667,636
	7.50% 3/1/14 to 6/1/34		20,645	24,183
	8.00% 11/1/21 to 5/1/24		90,908	102,843
	8.50% 8/1/17		22,693	22,766
	9.00% 8/1/22		108,682	123,943
	9.25% 6/1/16 to 8/1/16		29,436	29,546
	10.00% 2/1/25		227,588	265,837
	11.00% 9/1/15 to 8/1/20		58,690	61,899

		Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
	Fannie Mae S.F. 30 yr TBA
	5.50% 1/1/42	USD	8,170,000	$8,896,364
	6.00% 1/1/42 to 2/1/42		116,245,000	127,978,920
	Freddie Mac
	6.00% 1/1/17		59,560	62,203
	6.50% 6/17/14 to 3/1/16		496,587	530,987
•	Freddie Mac ARM
	2.458% 4/1/33		138,803	139,511
	2.495% 7/1/36		134,533	141,616
	2.61% 4/1/34		44,640	47,207
	4.649% 2/1/37		12,910	13,707
	4.832% 2/1/35		210,064	219,610
	5.041% 8/1/38		99,966	107,471
	5.046% 7/1/38		5,167,655	5,516,233
	5.662% 6/1/37		1,733,610	1,868,524
	5.811% 10/1/36		26,893	28,819
	6.208% 10/1/37		2,242,687	2,421,748
	Freddie Mac S.F. 15 yr
	5.00% 6/1/18 to 12/1/22		475,713	512,636
	5.50% 7/1/24		7,641,818	8,301,627
	8.00% 7/1/16		42,588	45,933
	Freddie Mac S.F. 30 yr
	6.00% 2/1/36 to 1/1/38		12,016,289	13,232,384
	7.00% 11/1/33		1,209	1,388
	8.00% 5/1/31		163,265	195,798
	9.00% 9/1/30		101,333	112,555
	11.00% 11/1/19 to 5/1/20		28,056	28,755
	11.50% 6/1/15 to 3/1/16		63,802	70,655
	GNMA I GPM 12.25% 1/15/14		3,246	3,266
	GNMA I S.F. 15 yr 6.00% 1/15/22		4,354,831	4,734,864
	GNMA I S.F. 30 yr
	7.50% 12/15/23 to 1/15/32		207,585	244,319
	8.00% 6/15/30		8,136	8,532
	9.00% 5/15/16 to 2/15/17		20,768	21,557
	9.50% 12/15/16 to 8/15/17		4,866	5,356
	11.00% 7/15/13 to 8/15/19		70,485	73,241
	GNMA II GPM 9.75% 12/20/16 to 9/20/17		13,050	13,230

Statement of net assets
Delaware Limited-Term Diversified Income Fund

	Principal amount°		Value (U.S. $)
Agency Mortgage-Backed Securities (continued)
GNMA II S.F. 30 yr
9.50% 11/20/20 to 11/20/21	USD	85,327	$102,647
10.50% 6/20/20		1,903	1,912
11.00% 9/20/15 to 10/20/15		23,296	26,116
11.50% 12/20/17 to 10/20/18		35,710	37,413
12.00% 4/20/14 to 5/20/16		71,143	73,879
12.50% 10/20/13 to 1/20/14		12,938	13,569
Total Agency Mortgage-Backed Securities
(cost $462,380,437)			468,286,815

Agency Obligations – 0.97%
Fannie Mae 0.55% 9/27/13		11,215,000	11,206,454
Freddie Mac 0.55% 9/30/13		11,215,000	11,210,671
Total Agency Obligations (cost $22,435,608)			22,417,125

Collateralized Debt Obligations – 0.27%
•# Balboa CDO I 144A
Series 2001-1A A 0.823% 7/15/14		824,317	816,725
@•# Foxe Basin CLO
Series 2003-1A A3 144A 1.596% 12/15/15		819,600	808,151
•@# Gulf Stream Compass CLO 144A
Series 2004-1A A 0.763% 7/15/16		1,847,534	1,810,843
•@# Solar Investment Grade CBO II 144A
Series 1-A 0.844% 7/24/13		931,109	929,861
@•# Stony Hill CDO III 144A
0.892% 10/15/13		1,213,865	1,165,310
Series 1AW A 0.892% 10/15/13		809,243	776,873
Total Collateralized Debt Obligations
(cost $6,356,071)			6,307,763

Commercial Mortgage-Backed Securities – 1.50%
•# American Tower Trust
Series 2007-1A AFL 144A
0.468% 4/15/37		250,000	243,483
Bank of America Merrill Lynch
Commercial Mortgage
Series 2004-2 A3 4.05% 11/10/38		273,150	276,375
Series 2004-5 A3 4.561% 11/10/41		33,413	33,400
•Series 2005-1 A5 5.333% 11/10/42		805,000	877,392

		Principal amount°		Value (U.S. $)
Commercial Mortgage-Backed Securities (continued)
•	Bear Stearns Commercial Mortgage Securities
	Series 2005-T20 A4A 5.145% 10/12/42	USD	1,005,000	$1,111,426
w	Commercial Mortgage Pass Through Certificates
	Series 2005-C6 A5A 5.116% 6/10/44		4,105,000	4,500,603
	#Series 2010-C1 A1 144A 3.156% 7/10/46		488,446	501,077
•	Credit Suisse Mortgage Capital Certificates
	Series 2006-C1 AAB 5.419% 2/15/39		147,087	154,548
	Goldman Sachs Mortgage Securities II
	•Series 2004-GG2 A6 5.396% 8/10/38		1,045,000	1,118,956
	Series 2005-GG4 A4 4.761% 7/10/39		3,310,000	3,468,844
	Series 2005-GG4 A4A 4.751% 7/10/39		3,935,000	4,200,668
	•Series 2006-GG6 A4 5.553% 4/10/38		1,160,000	1,261,193
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP5 A4 5.205% 12/15/44		1,625,000	1,797,575
	Merrill Lynch Mortgage Trust
	Series 2005-CIP1 A2 4.96% 7/12/38		409,687	413,401
	Morgan Stanley Capital I
	Series 2005-HQ6 A4A 4.989% 8/13/42		5,555,000	6,046,217
	•Series 2006-T21 A3 5.185% 10/12/52		2,900,000	2,949,790
	•Series 2007-T27 A4 5.638% 6/11/42		3,440,000	3,918,652
	Morgan Stanley Dean Witter Capital I
	Series 2003-TOP9 A2 4.74% 11/13/36		1,603,595	1,637,329
Total Commercial Mortgage-Backed
	Securities (cost $30,818,724)			34,510,929

Convertible Bonds – 1.19%
	Advanced Micro Devices 5.75%
	exercise price $20.13, expiration date 8/15/12		10,000,000	10,150,000
	Amgen 0.375% exercise price $78.45,
	expiration date 2/1/13		6,325,000	6,380,344
	Medtronic 1.625% exercise price $54.00,
	expiration date 4/15/13		2,500,000	2,531,250
	Transocean 1.50% exercise price $164.09,
	expiration date 12/15/37		8,500,000	8,393,750
Total Convertible Bonds (cost $26,633,938)				27,455,344

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds – 34.77%
Automobiles – 0.05%
	Ford Motor Credit
	7.50% 8/1/12	USD	649,000	$670,226
	12.00% 5/15/15		385,000	474,509
				1,144,735
Banking – 9.03%
	Abbey National Treasury Services
	4.00% 4/27/16		5,820,000	5,226,465
	Ally Financial 8.30% 2/12/15		5,500,000	5,816,250
#	Bank Nederlandse Gemeenten 144A
	1.75% 10/6/15		1,000	999
#	Bank of Montreal 144A 2.625% 1/25/16		14,865,000	15,359,395
	Bank of New York Mellon 2.40% 1/17/17		4,905,000	4,899,693
	BB&T 5.20% 12/23/15		6,410,000	6,868,700
•	Branch Banking & Trust 0.862% 9/13/16		9,975,000	8,996,582
#	Canadian Imperial Bank of Commerce 144A
	2.75% 1/27/16		3,565,000	3,691,679
	Comerica 3.00% 9/16/15		6,325,000	6,466,807
•#	Commonwealth Bank of Australia 144A
	0.839% 9/17/14		32,225,000	32,249,683
#	Export-Import Bank of Korea 144A
	5.25% 2/10/14		2,275,000	2,399,170
	Fifth Third Bancorp 3.625% 1/25/16		5,425,000	5,509,326
#	HSBC Bank 144A 3.10% 5/24/16		8,485,000	8,494,155
	JPMorgan Chase
	•0.872% 6/13/16		1,750,000	1,567,886
	3.45% 3/1/16		18,539,000	18,852,902
	KeyBank 5.45% 3/3/16		5,500,000	5,924,578
	Korea Development Bank 8.00% 1/23/14		5,180,000	5,702,123
•#	National Australia Bank 144A 1.083% 7/8/14		31,645,000	31,785,218
	PNC Funding 5.25% 11/15/15		1,840,000	2,003,026
	Santander Holdings USA 4.625% 4/19/16		2,090,000	2,008,967
	SunTrust Banks
	•0.796% 8/24/15		1,310,000	1,217,053
	3.60% 4/15/16		4,465,000	4,551,362
•	UBS 1.425% 1/28/14		5,660,000	5,515,064
	US Bancorp 3.15% 3/4/15		2,135,000	2,233,180
	US Bank 6.30% 2/4/14		2,390,000	2,624,557
•	USB Capital IX 3.50% 10/29/49		12,225,000	8,539,652
	Wachovia Bank 5.60% 3/15/16		4,805,000	5,150,249

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Banking (continued)
Wells Fargo 2.625% 12/15/16	USD	1,800,000	$1,800,977
Wells Fargo Bank
•0.671% 5/16/16		1,825,000	1,605,964
4.75% 2/9/15		590,000	615,983
			207,677,645
Basic Industry – 3.84%
ArcelorMittal 3.75% 8/5/15		9,895,000	9,467,200
Barrick Gold 2.90% 5/30/16		9,620,000	9,883,607
BHP Billiton Finance USA 1.875% 11/21/16		10,260,000	10,375,949
Dow Chemical 5.90% 2/15/15		8,540,000	9,509,469
Ecolab 3.00% 12/8/16		9,265,000	9,594,769
Freeport-McMoRan Copper & Gold
8.375% 4/1/17		5,745,000	6,110,531
# Georgia-Pacific 144A
5.40% 11/1/20		5,750,000	6,380,286
8.25% 5/1/16		530,000	588,996
Lubrizol 5.50% 10/1/14		1,380,000	1,538,076
Rio Tinto Finance USA 3.75% 9/20/21		4,965,000	5,213,240
Teck Resources
3.15% 1/15/17		3,070,000	3,139,938
9.75% 5/15/14		6,054,000	7,118,323
# Xstrata Canada Financial 144A
3.60% 1/15/17		9,325,000	9,412,599
			88,332,983
Brokerage – 0.49%
Jefferies Group 5.875% 6/8/14		2,805,000	2,797,988
=^ JPMorgan Structured Products
0.641% 5/18/15	BRL	2,419,000	2,831,005

Lazard Group
6.85% 6/15/17	USD	1,762,000	1,850,382
7.125% 5/15/15		3,519,000	3,781,482
			11,260,857
Capital Goods – 0.40%
Anixter 10.00% 3/15/14		313,000	342,735
John Deere Capital 2.00% 1/13/17		5,270,000	5,355,184
Waste Management 2.60% 9/1/16		3,525,000	3,581,876
			9,279,795

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Communications – 4.16%
	AT&T 2.40% 8/15/16	USD	3,500,000	$3,574,897
	Comcast 5.85% 11/15/15		7,835,000	8,921,909
#	Cox Communications 144A 5.875% 12/1/16		4,450,000	5,143,355
#	Crown Castle Towers 144A 3.214% 8/15/15		2,790,000	2,823,580
#	Digicel 144A 8.25% 9/1/17		1,443,000	1,464,645
	DIRECTV Holdings 7.625% 5/15/16		2,715,000	2,883,963
	Discovery Communications 3.70% 6/1/15		6,500,000	6,841,796
	NII Capital 8.875% 12/15/19		1,443,000	1,525,973
	Qwest 8.375% 5/1/16		4,810,000	5,533,294
	Rogers Communications 7.50% 3/15/15		5,960,000	6,983,654
	Sprint Nextel 8.375% 8/15/17		1,400,000	1,261,750
	Telecom Italia Capital
	4.95% 9/30/14		10,000	9,288
	5.25% 11/15/13		1,700,000	1,633,702
	Time Warner Cable
	7.50% 4/1/14		2,705,000	3,030,255
	8.25% 2/14/14		1,510,000	1,702,844
	Verizon Communications
	•1.184% 3/28/14		5,115,000	5,111,762
	2.00% 11/1/16		16,085,000	16,149,049
	Viacom 2.50% 12/15/16		7,420,000	7,425,765
	Virgin Media Secured Finance 6.50% 1/15/18		5,500,000	5,871,250
#	Vivendi 144A 5.75% 4/4/13		5,535,000	5,784,440
#	Wind Acquisition Finance 144A
	11.75% 7/15/17		2,083,000	1,874,700
				95,551,871
Consumer Cyclical – 2.51%
	Brinker International 5.75% 6/1/14		4,000,000	4,221,444
	Disney (Walt) 1.35% 8/16/16		7,495,000	7,524,125
#	FUEL Trust 144A 3.984% 6/15/16		1,800,000	1,801,512
	Johnson Controls 2.60% 12/1/16		5,095,000	5,145,874
•	Target 0.575% 7/18/14		21,300,000	21,313,312
	Time Warner
	3.15% 7/15/15		5,500,000	5,725,440
	5.875% 11/15/16		3,265,000	3,772,596
	Wal-Mart Stores 1.50% 10/25/15		6,940,000	7,055,475
	Western Union 3.65% 8/22/18		1,090,000	1,119,208
				57,678,986

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical – 4.28%
	Amgen 4.85% 11/18/14	USD	8,165,000	$8,854,827
	Anheuser-Busch 5.60% 3/1/17		4,500,000	5,299,047
#	Aristotle Holding 144A 3.50% 11/15/16		2,895,000	2,951,710
	Baxter International 1.85% 1/15/17		6,002,000	6,055,892
	CareFusion 5.125% 8/1/14		4,555,000	4,917,970
	Coca-Cola Enterprises 2.125% 9/15/15		7,010,000	7,138,248
	DENTSPLY International 2.75% 8/15/16		4,785,000	4,836,137
	Dr Pepper Snapple Group 2.90% 1/15/16		1,530,000	1,588,305
	Express Scripts 3.125% 5/15/16		1,765,000	1,776,584
	HCA Holdings 7.75% 5/15/21		1,131,000	1,156,448
	Hospira 6.40% 5/15/15		3,920,000	4,243,537
	Kraft Foods 2.625% 5/8/13		4,000,000	4,087,860
	Medtronic 3.00% 3/15/15		1,790,000	1,891,731
	Quest Diagnostics
	3.20% 4/1/16		5,630,000	5,835,152
	5.45% 11/1/15		5,500,000	6,224,944
	Stryker 2.00% 9/30/16		7,505,000	7,688,775
	Teva Pharmaceutical Finance 2.40% 11/10/16		4,000,000	4,072,996
	Teva Pharmaceutical Finance II 3.00% 6/15/15		3,970,000	4,137,590
#	Woolworths 144A 2.55% 9/22/15		11,825,000	12,091,404
	Yale University 2.90% 10/15/14		3,310,000	3,506,846
				98,356,003
Electric – 1.56%
	Appalachian Power 3.40% 5/24/15		4,180,000	4,375,946
	Commonwealth Edison 1.95% 9/1/16		6,560,000	6,556,162
	Duke Energy 3.95% 9/15/14		4,500,000	4,804,232
	Duke Energy Carolinas 1.75% 12/15/16		10,800,000	10,895,731
	Jersey Central Power & Light 5.625% 5/1/16		4,560,000	5,157,944
	Public Service Electric & Gas 2.70% 5/1/15		3,935,000	4,105,417
				35,895,432
Energy – 2.34%
#	BG Energy Capital 144A 2.875% 10/15/16		5,375,000	5,498,593
	Chesapeake Energy 9.50% 2/15/15		1,697,000	1,951,550
	Noble Holding International 3.05% 3/1/16		13,895,000	14,298,510
	Petrohawk Energy
	7.25% 8/15/18		9,605,000	10,853,650
	7.875% 6/1/15		315,000	337,050
#	Schlumberger Norge 144A 1.95% 9/14/16		5,525,000	5,596,267

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Energy (continued)
	Shell International Finance 3.10% 6/28/15	USD	1,930,000	$2,070,948
	Statoil 1.80% 11/23/16		7,595,000	7,704,436
	Weatherford Bermuda 5.15% 3/15/13		49,000	50,970
#	Woodside Finance 144A 8.125% 3/1/14		4,940,000	5,527,050
				53,889,024
Finance Companies – 0.86%
#	CDP Financial 144A 3.00% 11/25/14		6,350,000	6,608,045
	General Electric Capital
	•0.806% 9/15/14		3,535,000	3,393,455
	3.50% 6/29/15		3,480,000	3,651,933
#	Hyundai Capital America 144A 4.00% 6/8/17		2,170,000	2,149,802
	International Lease Finance
	6.625% 11/15/13		341,000	341,000
	8.75% 3/15/17		3,596,000	3,712,870
				19,857,105
Insurance – 1.10%
•	Chubb 6.375% 3/29/67		3,030,000	3,007,275
	MetLife 6.75% 6/1/16		7,570,000	8,729,376
#	Metropolitan Life Global Funding I 144A
	3.125% 1/11/16		7,500,000	7,703,370
•#	ZFS Finance USA Trust II 144A
	6.45% 12/15/65		1,015,000	933,800
•#	ZFS Finance USA Trust IV 144A
	5.875% 5/9/32		5,204,000	4,943,800
				25,317,621
Natural Gas – 0.72%
	Energy Transfer Partners 8.50% 4/15/14		285,000	319,705
	Enterprise Products Operating
	3.20% 2/1/16		3,000,000	3,108,804
	9.75% 1/31/14		4,450,000	5,142,857
	Plains All American Pipeline 3.95% 9/15/15		4,690,000	4,970,701
	Williams Partners 7.25% 2/1/17		2,560,000	3,040,320
				16,582,387
Real Estate – 0.71%
	Health Care REIT 3.625% 3/15/16		7,305,000	7,196,199
	Simon Property Group 2.80% 1/30/17		8,850,000	9,050,338
				16,246,537

	Principal amount°		Value (U.S. $)
Corporate Bonds (continued)
Services – 0.19%
Clean Harbors 7.625% 8/15/16	USD	743,000	$793,153
Harrah’s Operating 11.25% 6/1/17		1,314,000	1,401,052
Iron Mountain 8.00% 6/15/20		1,302,000	1,362,217
MGM Resorts International
10.375% 5/15/14		139,000	159,503
11.125% 11/15/17		178,000	203,810
13.00% 11/15/13		455,000	542,588
			4,462,323
Technology – 1.74%
GXS Worldwide 9.75% 6/15/15		1,874,000	1,742,820
Hewlett-Packard
1.55% 5/30/14		6,500,000	6,395,942
3.00% 9/15/16		2,770,000	2,792,578
3.30% 12/9/16		2,735,000	2,795,887
International Business Machines
1.95% 7/22/16		3,160,000	3,255,691
National Semiconductor 6.60% 6/15/17		3,325,000	4,088,806
# Seagate Technology International 144A
10.00% 5/1/14		3,513,000	3,991,646
Xerox
•1.281% 5/16/14		2,260,000	2,228,362
4.25% 2/15/15		8,500,000	8,965,511
6.35% 5/15/18		3,385,000	3,818,121
			40,075,364
Transportation – 0.79%
Burlington Northern Santa Fe 7.00% 2/1/14		4,235,000	4,747,367
# ERAC USA Finance 144A
2.25% 1/10/14		7,840,000	7,811,306
2.75% 7/1/13		2,095,000	2,131,118
Ryder System 3.50% 6/1/17		3,310,000	3,353,460
			18,043,251
Total Corporate Bonds (cost $789,109,164)			799,651,919

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Municipal Bonds – 2.15%
	California State Revenue Anticipation Notes
	Series A2 2.00% 6/26/12	USD	12,000,000	$12,095,040
	Los Angeles County, California Tax
	Revenue Anticipation Note
	Series B 2.50% 3/30/12		15,000,000	15,086,100
	Railsplitter Tobacco Settlement Authority,
	Illinois Revenue 5.00% 6/1/15		3,995,000	4,400,972
	Regional Transportation Authority, Illinois
	(Taxable Working Cash Notes)
	Series C 2.843% 7/1/12		17,600,000	17,792,544
Total Municipal Bonds (cost $48,941,317)				49,374,656

Non-Agency Asset-Backed Securities – 22.23%
•	Ally Master Owner Trust
	#Series 2010-1 A 144A 2.028% 1/15/15		11,950,000	12,095,013
	Series 2010-4 A 1.348% 8/15/17		13,780,000	13,839,375
	Series 2011-1 A1 1.148% 1/15/16		17,855,000	17,898,804
•	American Express Credit Account Master Trust
	Series 2005-7 B 0.548% 3/16/15		479,000	478,107
	Series 2009-1 A 1.628% 12/15/14		10,000,000	10,048,966
	Series 2010-1 B 0.878% 11/16/15		1,225,000	1,224,989
	Series 2011-1 A 0.448% 4/17/17		8,010,000	8,014,309
	Series 2011-1 B 0.978% 4/17/17		2,750,000	2,749,976
	Series 2011-2 A 0.398% 6/15/16		5,405,000	5,401,878
•	Bank of America Credit Card Trust
	Series 2007-A4 A4 0.318% 11/15/19		6,490,000	6,369,000
	Series 2007-A6 A6 0.338% 9/15/16		2,915,000	2,907,729
	Series 2007-A10 A10 0.348% 12/15/16		4,900,000	4,887,505
•#	BMW Floorplan Master Owner Trust
	Series 2009-1A A 144A 1.428% 9/15/14		12,600,000	12,670,307
•#	Cabela’s Master Credit Card Trust
	Series 2011-2A A2 144A 0.878% 6/17/19		6,000,000	6,037,304
•#	Capital Auto Receivables Asset Trust
	Series 2008-CPA A1 144A 1.128% 1/15/13		921,848	922,706
	Capital One Multi-Asset Execution Trust
	•Series 2004-A1 A1 0.488% 12/15/16		5,940,000	5,926,728
	•Series 2004-A4 A4 0.498% 3/15/17		4,380,000	4,367,665
	•Series 2005-A6 A6 0.453% 7/15/15		10,350,000	10,331,077
	•Series 2006-A5 A5 0.338% 1/15/16		16,310,000	16,279,497

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
	Capital One Multi-Asset Execution Trust (continued)
	•Series 2006-A12A 0.338% 7/15/16	USD	8,510,000	$8,477,609
	•Series 2007-A1 A1 0.328% 11/15/19		3,675,000	3,583,803
	•Series 2007-A4 A4 0.308% 3/16/15		1,915,000	1,914,183
	Series 2007-A7 A7 5.75% 7/15/20		2,075,000	2,453,874
	•Series 2007-A8 A8 0.846% 10/15/15		1,750,000	1,751,632
•	Chase Issuance Trust
	Series 2005-A2 A2 0.348% 12/15/14		6,600,000	6,599,351
	Series 2008-A6 A6 1.478% 5/15/15		7,813,000	7,932,426
•#	Chesapeake Funding 144A
	Series 2009-1 A 2.278% 12/15/20		2,312,817	2,318,374
	Series 2009-2A A 2.028% 9/15/21		20,851,215	20,915,711
•	Citibank Credit Card Issuance Trust
	Series 2005-A3 A3 0.364% 4/24/14		718,000	717,930
	Series 2008-A6 A6 1.485% 5/22/17		6,600,000	6,818,169
•#	Citibank Omni Master Trust 144A
	Series 2009-A11A A11 1.828% 8/15/16		4,750,000	4,781,599
	Series 2009-A14A A14 3.028% 8/15/18		12,390,000	12,997,189
•#	CNH Wholesale Master Note Trust 144A
	Series 2009-1A A 1.978% 7/15/15		4,000,000	4,020,901
	Series 2011-1A A 1.078% 12/15/15		7,290,000	7,297,047
	Conseco Financial
	Series 1997-6 A8 7.07% 1/15/29		1,049,447	1,093,378
•	Discover Card Master Trust
	Series 2009-A1 A1 1.578% 12/15/14		13,975,000	14,057,631
	Series 2010-A1 A1 0.928% 9/15/15		12,150,000	12,230,305
	Series 2010-A2 A2 0.858% 3/15/18		10,000,000	10,096,625
	Series 2011-A1 A1 0.628% 8/15/16		3,620,000	3,633,248
	Series 2011-A3 A 0.488% 3/15/17		9,440,000	9,432,189
	Series 2011-A4 A4 0.628% 5/15/19		7,810,000	7,809,932
•	Discover Card Master Trust I
	Series 2005-4 A2 0.368% 6/16/15		9,000,000	8,999,042
#	Enterprise Fleet Financing
	Series 2011-3 A2 144A 1.62% 5/20/17		7,805,000	7,796,461
•#	FIFC Premium Funding
	Series 2009-A A 144A 1.728% 2/17/14		6,725,000	6,747,515
•	Ford Credit Auto Owner Trust
	Series 2008-C A4B 2.028% 4/15/13		2,296,982	2,305,472

Statement of net assets
Delaware Limited-Term Diversified Income Fund

		Principal amount°		Value (U.S. $)
Non-Agency Asset-Backed Securities (continued)
•	Ford Credit Floorplan Master Owner Trust
	Series 2009-2 A 1.828% 9/15/14	USD	23,075,000	$23,248,883
	#Series 2010-1 A 144A 1.928% 12/15/14		24,815,000	25,081,241
	#Series 2010-3 A2 144A 1.978% 2/15/17		16,835,000	17,308,237
	Series 2011-1 A2 0.878% 2/15/16		9,980,000	9,969,202
•	GE Capital Credit Card Master Note Trust
	Series 2011-1 A 0.828% 1/15/17		7,930,000	7,980,648
	Series 2011-2 A 0.758% 5/15/19		4,575,000	4,580,954
	Series 2011-3 A 0.508% 9/15/16		7,510,000	7,509,935
•#	Golden Credit Card Trust
	Series 2011-2A A 144A 0.678% 10/15/15		7,155,000	7,155,000
	Harley-Davidson Motorcycle Trust
	Series 2009-4 A3 1.87% 2/15/14		223,373	223,869
	John Deere Owner Trust
	Series 2009-A A4 3.96% 5/16/16		4,314,000	4,363,553
	Series 2010-A A4 2.13% 10/17/16		2,540,000	2,584,502
	MBNA Credit Card Master Note Trust
	Series 2004-B1 B1 4.45% 8/15/16		7,475,000	7,943,347
•#	Navistar Financial Dealer Note Master Trust 144A
	Series 2009-1 A 1.698% 10/26/15		10,895,000	10,956,303
	Series 2011-1 A 1.444% 10/25/16		9,050,000	9,066,488
#	Navistar Financial Owner Trust
	Series 2010-B A3 144A 1.08% 3/18/14		2,840,000	2,837,110
•#	Nissan Master Owner Trust Receivables
	Series 2010-AA A 144A 1.428% 1/15/15		14,965,000	15,075,554
•#	Penarth Master Issuer 144A
	Series 2011-1A A1 0.935% 5/18/15		10,550,000	10,515,153
	Series 2011-2A A1 1.035% 11/18/15		11,000,000	11,000,000
•#	PFS Financing
	Series 2010-DA A 144A 1.728% 2/15/15		5,925,000	5,950,901
	Renaissance Home Equity Loan Trust
	Series 2006-4 AF2 5.285% 1/25/37		35,000	12,324
•#	Volkswagen Credit Auto Master Trust
	Series 2011-1A 144A 0.974% 9/20/16		8,525,000	8,524,945
Total Non-Agency Asset-Backed Securities
	(cost $511,626,472)			511,120,680

		Principal amount°		Value (U.S. $)
Non-Agency Collateralized Mortgage Obligations – 0.08%
	American Home Mortgage Investment Trust
	Series 2005-2 5A1 5.064% 9/25/35	USD	146,966	$131,730
	Bank of America Alternative Loan Trust
	Series 2005-3 2A1 5.50% 4/25/20		180,473	182,738
	Series 2005-6 7A1 5.50% 7/25/20		128,558	119,984
•	Bank of America Mortgage Securities
	Series 2002-K 2A1 2.686% 10/20/32		5,852	5,341
	Citicorp Mortgage Securities
	Series 2006-4 3A1 5.50% 8/25/21		147,928	148,016
•	Citigroup Mortgage Loan Trust
	Series 2007-AR8 1A3A 5.673% 8/25/37		180,397	125,214
•#	GSMPS Mortgage Loan Trust 144A
	Series 1998-2 A 7.75% 5/19/27		151,232	158,116
	Series 1999-3 A 8.00% 8/19/29		389,002	385,529
•	JPMorgan Mortgage Trust
	Series 2006-A2 3A3 5.603% 4/25/36		180,000	143,251
	Lehman Mortgage Trust
	Series 2005-2 2A3 5.50% 12/25/35		6,780	6,752
•#	MASTR Specialized Loan Trust
	Series 2005-2 A2 144A 5.006% 7/25/35		190,090	191,061
•	Wells Fargo Mortgage-Backed Securities Trust
	Series 2004-EE 3A1 2.74% 12/25/34		31,623	30,373
	Series 2006-AR5 2A1 2.739% 4/25/36		301,443	215,965
Total Non-Agency Collateralized Mortgage
	Obligations (cost $1,790,048)			1,844,070

Regional Bonds – 4.11%Δ
Australia – 3.87%
	New South Wales Treasury 6.00% 5/1/12	AUD	82,670,000	85,067,005
	Queensland Treasury 6.25% 6/14/19	AUD	3,430,000	3,904,787
				88,971,792
Canada – 0.24%
	Ontario Province 2.30% 5/10/16	USD	5,270,000	5,432,674
				5,432,674
Total Regional Bonds (cost $91,818,418)				94,404,466

Statement of net assets
Delaware Limited-Term Diversified Income Fund

	Principal amount°		Value (U.S. $)
«Senior Secured Loans – 0.30%
Delos Aircraft Tranche 2 7.00% 3/17/16	USD	2,862,116	$2,880,605
International Lease Finance 1 6.75% 3/17/15		3,902,884	3,922,399
Total Senior Secured Loans (cost $6,881,450)			6,803,004

Sovereign Bonds – 4.54%Δ
Brazil – 0.90%
Brazil Notas do Tesouro Nacional
Series F 10.00% 1/1/15	BRL	39,160,000	20,591,872
			20,591,872
Indonesia – 1.59%
Indonesia Retail Bond 7.95% 8/15/13	IDR	315,700,000,000	36,539,799
			36,539,799
Norway – 0.82%
Norwegian Government 6.50% 5/15/13	NOK	106,000,000	18,946,001
			18,946,001
Republic of Korea – 0.44%
Korea Treasury Inflation-Linked Bond
2.75% 3/10/17	KRW	10,730,790,000	10,046,769
			10,046,769
South Africa – 0.79%
Republic of South Africa 7.50% 1/15/14	ZAR	143,000,000	18,208,116
			18,208,116
Total Sovereign Bonds (cost $108,368,978)			104,332,557

U.S. Treasury Obligation – 3.08%
∞ U.S. Treasury Note 0.875% 11/30/16	USD	70,645,000	70,871,276
Total U.S. Treasury Obligation
(cost $70,460,152)			70,871,276

	Number of shares
Preferred Stock – 0.33%
• PNC Financial Services Group 8.25%		7,260,000	7,501,068
Total Preferred Stock (cost $7,271,507)			7,501,068

	Principal amount°		Value (U.S. $)
Short-Term Investments – 11.52%
≠Discount Notes – 1.64%
Fannie Mae 0.01% 3/7/12	USD	16,486,268	$16,485,972
Federal Home Loan Bank 0.02% 3/21/12		21,291,118	21,290,649
			37,776,621
Repurchase Agreements – 9.16%
BNP Paribas 0.02%, dated 12/30/11,
to be repurchased on 1/3/12,
repurchase price $210,529,468
(collateralized by U.S. government
obligations 0.50%-4.00% 11/30/12-
2/15/15; market value $214,739,580)		210,529,000	210,529,000
			210,529,000
≠U.S. Treasury Obligation – 0.72%
U.S. Treasury Bill 0.001% 2/23/12		16,486,268	16,485,972
			16,485,972
Total Short-Term Investments
(cost $264,791,382)			264,791,593

Total Value of Securities – 110.22%
(cost $2,514,169,013)			2,534,496,439
Liabilities Net of Receivables and
Other Assets – (10.22%)			(235,018,507	)z*
Net Assets Applicable to 260,723,929
Shares Outstanding – 100.00%			$2,299,477,932

Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class A ($1,210,256,898 / 137,191,414 Shares)			$8.82
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class B ($1,219,986 / 138,330 Shares)			$8.82
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class C ($500,236,719 / 56,744,750 Shares)			$8.82
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Class R ($16,796,653 / 1,903,598 Shares)			$8.82
Net Asset Value – Delaware Limited-Term Diversified Income Fund
Institutional Class ($570,967,676 / 64,745,837 Shares)			$8.82

Statement of net assets
Delaware Limited-Term Diversified Income Fund

Components of Net Assets at December 31, 2011:
Shares of beneficial interest (unlimited authorization – no par)	$2,293,747,546
Distributions in excess of net investment income	(2,978,819)
Accumulated net realized loss on investments	(10,032,347)
Net unrealized appreciation of investments and derivatives	18,741,552
Total net assets	$2,299,477,932

°	Principal amount is stated in the currency in which each security is denominated.
•	Variable rate security. The rate shown is the rate as of December 31, 2011. Interest rates reset periodically.
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2011, the aggregate value of Rule 144A securities was $427,050,411, which represented 18.57% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At December 31, 2011, the aggregate value of illiquid securities was $5,491,038, which represented 0.24% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
Δ	Securities have been classified by country of origin.
«	Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at December 31, 2011.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At December 31, 2011, the aggregate value of fair valued securities was $2,831,005, which represented 0.12% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
^	Zero coupon security. The rate shown is the yield at the time of purchase.
∞	Fully or partially pledged as collateral for futures contracts.
≠	The rate shown is the effective yield at the time of purchase.
z	Of this amount, $257,677,018 represents payable for securities purchased as of December 31, 2011.
*	Includes foreign currency valued at $211,389 with a cost of $279,735.

Net Asset Value and Offering Price Per Share –
Delaware Limited-Term Diversified Income Fund
Net asset value Class A (A)	$8.82
Sales charge (2.75% of offering price) (B)	0.25
Offering price	$9.07

(A)  Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchase of $100,000 or more.

The following futures contracts and swap contracts were outstanding at December 31, 2011:1

Futures Contracts

				Unrealized
				Appreciation
Contract to Sell	Notional Cost	Notional Value	Expiration Date	(Depreciation)
(431) U.S. Treasury 5 yr Note	$(52,816,486)	$(53,124,117)	3/30/12	$(307,631)
(560) U.S. Treasury 10 yr Note	(73,244,668)	(73,430,000)	3/30/12	(185,332)
(333) U.S. Treasury Long Bond	(47,196,270)	(48,222,563)	3/30/12	(1,026,293)
	$(173,257,424)			$(1,519,256)

Statement of net assets
Delaware Limited-Term Diversified Income Fund

Swap Contracts
CDS Contracts
				Annual		Unrealized
				Protection	Termination	Appreciation
Counterparty	Swap & Referenced Obligation	Notional Value		Payments	Date	(Depreciation)
	Protection Purchased:
	People’s Republic of China
MSC	5 yr CDS	USD	11,204,000	1.00%	12/20/16	$(307,026)
	Republic of France
MSC	5 yr CDS		5,592,000	0.25%	12/20/16	13,650
			$16,796,000			$(293,376)

	Protection Sold /
	Moody’s Rating:
BAML	CDX.N.A.HY.17 / Ba2 / B2	USD	12,152,000	5.00%	12/20/16	$(51,579)
BCLY	CDX.N.A.HY.17 / Ba2 / B2		15,680,000	5.00%	12/20/16	29,851
CITI	CDX.N.A.HY.17 / Ba2 / B2		18,130,000	5.00%	12/20/16	78,342
GSC	CDX.N.A.HY.17 / Ba2 / B2		11,760,000	5.00%	12/20/16	(67,233)
JPMC	CDX.N.A.HY.17 / Ba2 / B2		18,130,000	5.00%	12/20/16	78,343
JPMC	Tyson Foods CDS / Ba2		2,770,000	1.00%	3/20/16	63,278
MSC	CDX.N.A.HY.17 / Ba2 / B2		18,130,000	5.00%	12/20/16	78,343
			96,752,000			$209,345
Total						$(84,031)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
ARM — Adjustable Rate Mortgage
AUD — Australian Dollar
BAML — Bank of America Merrill Lynch
BCLY — Barclays Bank
BRL — Brazilian Real
CBO — Collateralized Bond Obligation
CDO — Collateralized Debt Obligation
CDS — Credit Default Swap
CITI — Citigroup Global Markets
CLO — Collateralized Loan Obligation
FHAVA — Federal Housing Administration & Veterans Administration
GNMA — Government National Mortgage Association
GPM — Graduated Payment Mortgage
GSC — Goldman Sachs Capital
GSMPS — Goldman Sachs Reperforming Mortgage Securities
HY — High Yield
IDR — Indonesian Rupiah
JPMC — JPMorgan Chase Bank
KRW — South Korean Won
MASTR — Mortgage Asset Securitization Transactions, Inc.
MSC — Morgan Stanley Capital
NOK — Norwegian Krone
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
S.F. — Single Family
TBA — To be announced
USD — United States Dollar
yr — Year
ZAR — South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Limited-Term Diversified Income Fund	Year Ended December 31, 2011

Investment Income:
Interest	$52,573,580
Dividends	598,950
Foreign tax withheld	(175,923)	$52,996,607

Expenses:
Management fees	10,124,876
Distribution expenses – Class A	3,542,271
Distribution expenses – Class B	18,082
Distribution expenses – Class C	5,090,303
Distribution expenses – Class R	88,448
Dividend disbursing and transfer agent fees and expenses	2,631,730
Accounting and administration expenses	851,494
Reports and statements to shareholders	242,168
Legal fees	154,706
Custodian fees	145,033
Registration fees	133,021
Trustees’ fees	114,087
Audit and tax	91,615
Insurance fees	38,666
Pricing fees	33,136
Consulting fees	21,819
Dues and services	19,439
Trustees’ expenses	7,721	23,348,615
Less waived distribution expenses – Class A		(1,771,136)
Less waived distribution expenses – Class R		(14,741)
Less expense paid indirectly		(1,920)
Total operating expenses		21,560,818
Net Investment Income		31,435,789

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$31,841,592
Futures contracts	(2,964,432)
Swap contracts	(3,629,960)
Foreign currencies	3,075,155
Foreign currency exchange contracts	(7,679,776)
Net realized gain	20,642,579
Net change in unrealized appreciation (depreciation) on:
Investments	(12,019,086)
Futures contracts	1,740,935
Swap contracts	6,834,648
Foreign currencies	(1,126,367)
Foreign currency exchange contracts	5,203,025
Net change in unrealized appreciation (depreciation)	633,155
Net Realized and Unrealized Gain	21,275,734

Net Increase in Net Assets Resulting from Operations	$52,711,523

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Limited-Term Diversified Income Fund

	Year Ended
	12/31/11	12/31/10
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,435,789	$38,188,139
Net realized gain	20,642,579	37,428,791
Net change in unrealized appreciation (depreciation)	633,155	(13,498,871)
Net increase in net assets resulting from operations	52,711,523	62,118,059

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(29,006,578)	(18,043,048)
Class B	(29,992)	(21,359)
Class C	(8,260,576)	(3,285,309)
Class R	(312,694)	(167,403)
Institutional Class	(11,835,354)	(4,673,441)

Net realized gain on investments:
Class A	(17,251,999)	(18,731,533)
Class B	(21,759)	(43,661)
Class C	(6,961,854)	(8,094,158)
Class R	(197,438)	(241,214)
Institutional Class	(7,614,090)	(5,198,214)
	(81,492,334)	(58,499,340)

Capital Share Transactions:
Proceeds from shares sold:
Class A	560,598,084	886,579,580
Class B	307,964	842,414
Class C	115,543,773	317,431,994
Class R	11,848,284	17,261,986
Institutional Class	430,088,689	467,933,743

Net asset value of shares issued upon reinvestment
of dividends and distributions:
Class A	39,219,662	30,792,524
Class B	43,148	52,719
Class C	13,170,527	9,302,511
Class R	508,427	399,364
Institutional Class	16,557,650	7,370,288
	1,187,886,208	1,737,967,123

	Year Ended
	12/31/11	12/31/10
Capital Share Transactions (continued):
Cost of shares repurchased:
Class A	$(591,852,244)	$(661,806,330)
Class B	(1,646,352)	(1,264,457)
Class C	(173,794,327)	(104,386,560)
Class R	(12,047,401)	(7,357,126)
Institutional Class	(259,173,763)	(151,873,219)
	(1,038,514,087)	(926,687,692)
Increase in net assets derived from
capital share transactions	149,372,121	811,279,431
Net Increase in Net Assets	120,591,310	814,898,150

Net Assets:
Beginning of year	2,178,886,622	1,363,988,472
End of year (including undistributed (distributions in
excess of) net investment income of $(2,978,819)
and $8,946,975, respectively)	$2,299,477,932	$2,178,886,622

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
$8.920	$8.880	$8.180	$8.340	$8.210

0.145	0.192	0.328	0.294	0.310
0.100	0.134	0.710	(0.112)	0.199
0.245	0.326	1.038	0.182	0.509

(0.220)	(0.143)	(0.338)	(0.342)	(0.379)
(0.125)	(0.143)	—	—	—
(0.345)	(0.286)	(0.338)	(0.342)	(0.379)

$8.820	$8.920	$8.880	$8.180	$8.340

2.78%	3.70%	12.89%	2.21%	6.36%

$1,210,257	$1,217,992	$958,305	$252,563	$177,183
0.82%	0.83%	0.84%	0.84%	0.83%

0.97%	0.98%	1.04%	1.12%	1.12%
1.62%	2.14%	3.78%	3.55%	3.77%

1.47%	1.99%	3.58%	3.27%	3.48%
333%	411%	287%	351%	236%

Financial highlights
Delaware Limited-Term Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
$8.920	$8.870	$8.180	$8.330	$8.210

0.069	0.116	0.255	0.223	0.240
0.101	0.144	0.700	(0.101)	0.189
0.170	0.260	0.955	0.122	0.429

(0.145)	(0.067)	(0.265)	(0.272)	(0.309)
(0.125)	(0.143)	—	—	—
(0.270)	(0.210)	(0.265)	(0.272)	(0.309)

$8.820	$8.920	$8.870	$8.180	$8.330

1.92%	2.94%	11.82%	1.47%	5.34%

$1,220	$2,529	$2,884	$3,728	$5,631
1.67%	1.68%	1.69%	1.69%	1.68%

1.67%	1.68%	1.74%	1.82%	1.82%
0.77%	1.29%	2.93%	2.70%	2.92%

0.77%	1.29%	2.88%	2.57%	2.78%
333%	411%	287%	351%	236%

Financial highlights
Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
$8.910	$8.870	$8.180	$8.330	$8.210

0.069	0.116	0.255	0.224	0.240
0.110	0.133	0.699	(0.102)	0.189
0.179	0.249	0.954	0.122	0.429

(0.144)	(0.066)	(0.264)	(0.272)	(0.309)
(0.125)	(0.143)	—	—	—
(0.269)	(0.209)	(0.264)	(0.272)	(0.309)

$8.820	$8.910	$8.870	$8.180	$8.330

2.03%	2.82%	11.80%	1.47%	5.34%

$500,237	$550,958	$327,809	$52,505	$19,847
1.67%	1.68%	1.69%	1.69%	1.68%

1.67%	1.68%	1.74%	1.82%	1.82%
0.77%	1.29%	2.93%	2.70%	2.92%

0.77%	1.29%	2.88%	2.57%	2.78%
333%	411%	287%	351%	236%

Financial highlights
Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets
prior to fees waived and expense paid indirectly
Portfolio turnover

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
$8.920	$8.880	$8.180	$8.340	$8.220

0.114	0.161	0.298	0.265	0.281
0.100	0.133	0.710	(0.112)	0.189
0.214	0.294	1.008	0.153	0.470

(0.189)	(0.111)	(0.308)	(0.313)	(0.350)
(0.125)	(0.143)	—	—	—
(0.314)	(0.254)	(0.308)	(0.313)	(0.350)

$8.820	$8.920	$8.880	$8.180	$8.340

2.42%	3.34%	12.50%	1.86%	5.86%

$16,796	$16,639	$6,331	$1,446	$517
1.17%	1.18%	1.19%	1.19%	1.18%

1.27%	1.28%	1.34%	1.42%	1.42%
1.27%	1.79%	3.43%	3.20%	3.42%

1.17%	1.69%	3.28%	2.97%	3.18%
333%	411%	287%	351%	236%

Financial highlights
Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain on investments
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived and expense paid indirectly
Portfolio turnover

1 The average shares outstanding method has been applied for per share information.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended
12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
$8.920	$8.870	$8.180	$8.340	$8.210

0.159	0.206	0.341	0.306	0.322
0.100	0.143	0.700	(0.111)	0.199
0.259	0.349	1.041	0.195	0.521

(0.234)	(0.156)	(0.351)	(0.355)	(0.391)
(0.125)	(0.143)	—	—	—
(0.359)	(0.299)	(0.351)	(0.355)	(0.391)

$8.820	$8.920	$8.870	$8.180	$8.340

2.94%	3.97%	12.93%	2.37%	6.52%

$570,968	$390,769	$68,659	$7,420	$9,298
0.67%	0.68%	0.69%	0.69%	0.68%

0.67%	0.68%	0.74%	0.82%	0.82%
1.77%	2.29%	3.93%	3.70%	3.92%

1.77%	2.29%	3.88%	3.57%	3.78%
333%	411%	287%	351%	236%

Notes to financial statements
Delaware Limited-Term Diversified Income Fund	December 31, 2011

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of up to 2.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 0.75% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 2% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a CDSC charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities and credit default swap (CDS) contracts are valued based upon valuation provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, index swap contracts and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2008 – December 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 30, 2011.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible debt securities are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2011.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended December 31, 2011, the Fund earned $1,920 under this agreement.

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective April 29, 2011, DMC has voluntarily agreed to waive that portion, if any, of its management fees and reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 plan expenses and certain other expenses) do not exceed 0.70% of the Fund’s average daily net assets until such time as the waiver is discontinued. This expense waiver and reimbursement applies only to expenses paid directly by the Fund. Prior to April 29, 2011, this waiver was contractual.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended December 31, 2011, the Fund was charged $107,145 for these services.

DSC also provides dividend disbursing and transfer agency services. Effective July 18, 2011, the Fund pays DSC a monthly asset-based fee for these services. Prior to July 18, 2011, the Fund paid DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

2.	Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contractually agreed to limit the Class A and Class R shares’ 12b-1 fees through April 29, 2012 to no more than 0.15% and 0.50%, respectively, of the classes’ average daily net assets.

At December 31, 2011, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$907,498
Dividend disbursing, transfer agent and fund accounting
oversight fees and other expenses payable to DSC	56,067
Distribution fees payable to DDLP	585,984
Other expenses payable to DMC and affiliates	111,511

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended December 31, 2011, the Fund was charged $73,268 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

For the year ended December 31, 2011, DDLP earned $243,636 for commissions on sales of the Fund’s Class A shares. For the year ended December 31, 2011, DDLP received gross CDSC commissions of $8,070, $2,636 and $85,958 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended December 31, 2011, the Fund made purchases of $4,506,627,444 and sales of $4,145,883,839 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2011, the Fund made purchases of $2,221,043,817 and sales of $2,424,363,322 of long-term U.S. government securities.

At December 31, 2011, the cost of investments for federal income tax purposes was $2,521,953,944. At December 31, 2011, net unrealized appreciation was $12,542,495 of which $42,535,864 related to unrealized appreciation of investments and $29,993,369 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed
Securities	$—	$1,084,847,793	$18,155,000	$1,103,002,793
Corporate Debt	—	838,275,846	1,942,184	840,218,030
Foreign Debt	—	198,737,023	—	198,737,023
Municipal Bonds	—	49,374,656	—	49,374,656
U.S. Treasury Obligations	—	70,871,276	—	70,871,276
Preferred Stock	—	7,501,068	—	7,501,068
Short-Term Investments	—	264,791,593	—	264,791,593
Total	$—	$2,514,399,255	$20,097,184	$2,534,496,439

Futures Contracts	$(1,519,256)	$—	$—	$(1,519,256)
Swap Contracts	—	(84,031)	—	(84,031)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency,
	Asset-Backed
	and Mortgage-Backed
	Securities	Corporate Debt*	Foreign Debt*	Total
Balance as of 12/31/10	$6,320,192	$14,757,562	$9,839,793	$30,917,547
Purchases	28,703,095	—	—	28,703,095
Sales	(5,710,285)	(9,794,293)	—	(15,504,578)
Net realized loss	(26,400)	(99,385)	—	(125,785)
Transfers out of Level 3	(11,059,486)	(2,501,481)	(9,447,487)	(23,008,454)
Net change in unrealized
appreciation (depreciation)	(72,116)	(420,219)	(392,306)	(884,641)
Balance as of 12/31/11	$18,155,000	$1,942,184	$—	$20,097,184

Net change in unrealized
appreciation (depreciation)
from investments still held
as of 12/31/11	$(375)	$(54,625)	$—	$(55,000)

*One security valued at $2,888,375 was reclassified from foreign debt to corporate debt as of 12/31/10.

During the year ended December 31, 2011, the Fund made transfers out of Level 3 investments into Level 2 investments in the amount of $23,008,454. The transfers were due to the Fund’s pricing vendor being able to supply a matrix price with observable inputs for investments that had been utilizing a broker quoted price and observable market data because the valuation was derived using the market price of similar or comparable security.

During the year ended December 31, 2011, there were no transfers between Level 1 investments and Level 2 investments that had a material impact to the Fund.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2011 and 2010 was as follows:

	Year Ended
	12/31/11	12/31/10
Ordinary income	$66,369,279	$48,385,615
Long-term capital gains	15,123,055	10,113,725
Total	$81,492,334	$58,499,340

5. Components of Net Assets on a Tax Basis

As of December 31, 2011, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,293,747,546
Undistributed long-term capital gains	1,579,662
Post-October losses	(4,935,217)
Other temporary differences	(3,473,973)
Unrealized appreciation	12,559,914
Net assets	$2,299,477,932

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of futures contracts, tax treatment of CDS contracts and tax treatment of market discount and premium on debt instruments.

Post-October losses represent losses realized on investment transactions from November 1, 2011 through December 31, 2011 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, foreign capital gain taxes,

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

5. Components of Net Assets on a Tax Basis (continued)

CDS contracts, market discount and premium on certain debt instruments, amortization of treasury inflation index securities sold, and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2011, the Fund recorded the following reclassifications:

Undistributed net investment income	$6,083,611
Accumulated net realized loss	(6,083,611)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	12/31/11	12/31/10
Shares sold:
Class A	62,543,833	98,998,425
Class B	34,354	94,073
Class C	12,904,071	35,465,572
Class R	1,330,666	1,926,271
Institutional Class	48,027,122	52,208,937

Shares issued upon reinvestment of dividends and distributions:
Class A	4,412,404	3,435,983
Class B	4,860	5,885
Class C	1,485,861	1,038,638
Class R	57,208	44,549
Institutional Class	1,864,680	822,302
	132,665,059	194,040,635

Shares repurchased:
Class A	(66,317,551)	(73,843,937)
Class B	(184,453)	(141,440)
Class C	(19,456,065)	(11,646,883)
Class R	(1,349,166)	(819,047)
Institutional Class	(28,971,969)	(16,943,026)
	(116,279,204)	(103,394,333)
Net increase	16,385,855	90,646,302

For the years ended December 31, 2011 and 2010, 47,113 Class B shares were converted to 47,102 Class A shares valued at $419,714 and 57,899 Class B shares were converted to 57,871 Class A shares valued at $517,852, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $50,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. On August 1, 2011, the Fund, along with the other Participants, entered into an amendment for a $100,000,000 revolving line of credit. The line of credit under the agreement expired on November 15, 2011.

On November 15, 2011, the Fund, along with the other Participants, entered into an amendment to the agreement for a $125,000,000 revolving line of credit. The agreement is to be used as described above and operates in substantially the same manner as the original agreement. The agreement expires on November 13, 2012. The Fund had no amounts outstanding as of December 31, 2011 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at December 31, 2011.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts — During the year ended December 31, 2011, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, “swaptions”, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in written options during the year ended December 31, 2011.

Swap Contracts — The Fund enters into index swap contracts and CDS contracts in the normal course of pursuing its investment objective. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended December 31, 2011, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At December 31, 2011, the net unrealized depreciation of CDS contracts was $84,031. The Fund has posted $6,330,000 as collateral for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of December 31, 2011, the Fund would have been required to pay $79,956,000 less the value of the contracts’ related reference obligations.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

As disclosed in the footnotes to the statement of net assets, at December 31, 2011, the notional value of the protection sold was $96,752,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2011, the net unrealized appreciation of the protection sold was $209,345.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there are generally no organized markets for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of he underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Fair value of derivative instruments as of December 31, 2011 was as follows:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Net Assets		Net Assets
	Location	Fair Value	Location	Fair Value
Interest rate contracts
(Futures contracts)	Liabilities net of receivables and other assets	$—	Liabilities net of receivables and other assets	$(1,519,256)
Credit contracts
(Swap contracts)	Liabilities net of receivables and other assets	249,814	Liabilities net of receivables and other assets	(333,845)
Total		$249,814		$(1,853,101)

The effect of derivative instruments on the statement of operations for the year ended December 31, 2011 was as follows:

			Change in
			Unrealized
		Realized Gain	Appreciation
		(Loss) on	(Depreciation)
	Location of Gain (Loss) on	Derivatives	on Derivatives
	Derivatives Recognized in	Recognized in	Recognized in
	Income	Income	Income
Forward currency exchange
contracts (Foreign currency
exchange contracts)	Net realized loss on foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(7,679,776)	$5,203,025
Interest rate contracts
(Futures contracts)	Net realized loss on futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,964,432)	1,740,935
Credit contracts
(Swap contracts)	Net realized loss on swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(3,629,960)	6,834,648
Total		$(14,274,168)	$13,778,608

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended December 31, 2011. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended December 31, 2011.

	Asset Derivative		Liability Derivative
	Volume		Volume
Foreign currency exchange contracts (average cost)	USD	54,388,711	USD	251,971,975
Futures contracts (average notional value)		126,701,438		27,563,250
Options contracts (average notional value)		21,768		—
Swap contracts (average notional value)		20,174,488		111,170,976
			EUR	66,091,306

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining initial collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of December 31, 2011.

10. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in

Notes to financial statements
Delaware Limited-Term Diversified Income Fund

10. Credit and Market Risk (continued)

the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to December 31, 2011 that would require recognition or disclosure in the Fund’s financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring designation, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended December 31, 2011, the Fund designates distributions paid during the year as follows:

(A)	Long-Term Capital Gain Distributions (Tax Basis)	19%
(B)	Ordinary Income Distributions (Tax Basis)	81%
	Total Distributions (Tax Basis)	100%

(A) and (B) are based on a percentage of the Fund’s total distributions.

For the fiscal year ended December 31, 2011, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010. For the fiscal year ended December 31, 2011, the Fund has designated maximum distributions of Qualified Interest Income of $66,369,279.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group Limited-Term Government Funds
and the Shareholders of Delaware Limited-Term Diversified Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Limited-Term Diversified Income Fund (constituting Delaware Group Limited-Term Government Funds, hereafter referred to as the “Fund”) at December 31, 2011, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31, 2009 were audited by other independent accountants whose report dated February 19, 2010 expressed an unqualified opinion on those statements.

Philadelphia, Pennsylvania
February 16, 2012

Other Fund information
(Unaudited)
Delaware Limited-Term Diversified Income Fund

Board Consideration of Delaware Limited-Term Diversified Income Fund Investment Advisory Agreement

At a meeting held on August 16-17, 2011 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for the Delaware Limited-Term Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), which included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided in May 2011 and included independent historical and comparative reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; and any constraints or limitations on the availability of securities in certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the independent Trustees received assistance and advice from and met separately with independent legal counsel to the independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. It is expected that such measures will improve the quality and lower the cost of delivering transfer agent and shareholder servicing services to the Fund. The Board once again noted the benefits provided to Fund shareholders

Other Fund information
(Unaudited)
Delaware Limited-Term Diversified Income Fund

Board Consideration of Delaware Limited-Term Diversified Income Fund Investment Advisory Agreement (continued)

through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, as applicable, ended March 31, 2011. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment grade debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the three- and ten-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the one- and five-year periods was in the fourth and first quartiles, respectively. The Board determined that the Fund’s performance results were mixed but on an overall basis tended toward above median, which was acceptable.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflect recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Other Fund information
(Unaudited)
Delaware Limited-Term Diversified Income Fund

Change in Independent Registered Public Accounting Firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC, DDLP and DSC) by Macquarie Group, Ernst & Young LLP (E&Y) has resigned as the independent registered public accounting firm for Delaware Group® Limited Term Government Funds (the Trust) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Trust, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (PwC) to serve as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2010. During the fiscal years ended December 31, 2009 and 2008, E&Y’s audit reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Trust’s financial statements.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustees

Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963		President and
Chief Executive Officer
since August 1, 2006

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Patrick P. Coyne has served in	74	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
Board of Governors Member
Investment Company
Institute (ICI)

Finance Committee Member
St. John Vianney Roman
Catholic Church

Board of Trustees
Agnes Irwin School

Member of Investment
Committee
Cradle of Liberty Council,
BSA
(2007–2010)

2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees

Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Private Investor	74	Chairman of Investment
(March 2004–Present)		Committee
		Pennsylvania Academy of
Investment Manager		Fine Arts
Morgan Stanley & Co.
(January 1984–March 2004)		Investment Committee and
		Governance Committee
		Member
		Pennsylvania Horticultural
		Society

		Director
		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

President	74	Board of Governors Member —
Drexel University		NASDAQ OMX PHLX LLC
(August 2010–Present)
		Director and Audit
President		Committee Member
Franklin & Marshall College		Community Health Systems
(July 2002–July 2010)
		Director — U.S. SQUASH

		Director — Ecore
		International
		(2009–2010)

		Director — Allied
		Barton Securities Holdings
		(2005–2008)

Managing Director	74	None
Anthony Knerr & Associates
(Strategic Consulting)
(1990–Present)

Chief Investment Officer	74	None
Assurant, Inc. (Insurance)
(2002–2004)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Ann R. Leven	Trustee	Since October 1989
2005 Market Street
Philadelphia, PA 19103
November 1940

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Consultant	74	Director and Audit
ARL Associates		Committee Chair
(Financial Planning)		Systemax Inc.
(1983–Present)		(2001–2009)

Director and Audit
Committee Chairperson
Andy Warhol Foundation
(1999–2007)

Executive Advisor to Dean	74	Trust Manager — Camden
(since August 2011) and		Property Trust
Interim Dean		(since August 2011)
(January 2011–July 2011) —
University of Miami School of		Board of Trustees
Business Administration		Thunderbird School of
Global Management
President — U.S. Trust,		(2007–2011)
Bank of America Private
Wealth Management		Board of Trustees
(Private Banking)		Carrollton School of the
(July 2007–December 2008)		Sacred Heart
(since 2007)
President and Director
(November 2005–June 2007) and		Board Member
Chief Executive Officer		Foreign Policy Association
(April 2007–June 2007) —		(since 2006)
U.S. Trust Company
(Private Banking)		Board of Trustees
Georgetown Preparatory School
(2005–2011)

Board of Governors
Miami City Ballet
(2000–2011)

Board of Trustees
St. Thomas University
(2005–2011)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

Vice President and Treasurer	74	Director and Audit
(January 2006–Present)		Committee Member
Vice President — Mergers & Acquisitions		Okabena Company
(January 2003–January 2006), and
Vice President and Treasurer		Chair — 3M
(July 1995–January 2003)		Investment Management
3M Corporation		Company

Founder	74	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director
Founder		Oxigene, Inc.
Sutton Asset Management		(2003–2008)
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers

David F. Connor	Vice President,	Vice President since
2005 Market Street	Deputy General	September 2000
Philadelphia, PA 19103	Counsel, and Secretary	and Secretary since
December 1963		October 2005

Daniel V. Geatens	Vice President	Treasurer
2005 Market Street	and Treasurer	since October 2007
Philadelphia, PA 19103
October 1972

David P. O’Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	General Counsel,	General Counsel, and
Philadelphia, PA 19103	and Chief Legal Officer	Chief Legal Officer
February 1966		since October 2005

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

   The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	74	None[3]
Vice President and Deputy
General Counsel of
Delaware Investments
since 2000.

Daniel V. Geatens has served	74	None[3]
in various capacities at
different times at
Delaware Investments.

David P. O’Connor has served in	74	None[3]
various executive and legal
capacities at different times
at Delaware Investments.

Richard Salus has served in	74	None[3]
various executive capacities
at different times at
Delaware Investments.

3 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Patrick P. Coyne	Anthony D. Knerr	Ann R. Leven	Janet L. Yeomans
Chairman, President, and	Founder and Managing	Consultant	Vice President and
Chief Executive Officer	Director	ARL Associates	Treasurer
Delaware Investments®	Anthony Knerr &	New York, NY	3M Corporation
Family of Funds	Associates		St. Paul, MN
Philadelphia, PA	New York, NY	Frances A.
		Sevilla-Sacasa	J. Richard Zecher
Thomas L. Bennett	Lucinda S. Landreth	Executive Advisor	Founder
Private Investor	Former Chief Investment	to Dean, University of	Investor Analytics
Rosemont, PA	Officer	Miami School of	Scottsdale, AZ
	Assurant, Inc.	Business Administration
John A. Fry	Philadelphia, PA	Coral Gables, FL
President
Drexel University
Philadelphia, PA

Affiliated officers
David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Vice President, Deputy	Vice President and	Senior Vice President,	Senior Vice President and
General Counsel, and	Treasurer	General Counsel,	Chief Financial Officer
Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at www.delawareinvestments.com.
Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at www.sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at www.delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at www.delawareinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of  the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett1
     John A. Fry
     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $73,314 for the fiscal year ended December 31, 2011.

____________________
1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of: his education and Chartered Financial Analyst designation; his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers; and his prior service on the audit committees of public companies.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $88,100 for the fiscal year ended December 31, 2010.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $593,000 for the registrant’s fiscal year ended December 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; reporting up and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended December 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $14,350 for the fiscal year ended December 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2011.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $16,550 for the fiscal year ended December 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended December 31, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2011.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $25,000 for the registrant’s fiscal year ended December 31, 2011. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These other services were as follows: attest examination of management's assertion to the controls in place at the transfer agent to be in compliance with Rule 17ad-13(a)(3) of the Securities Exchange Act of 1934.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2010.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,228,766 and $0 for the registrant’s fiscal years ended December 31, 2011 and December 31, 2010, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

          Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

          Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 1, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 1, 2012

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 1, 2012